UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PHH CORPORATION
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 12, 2013. Meeting Information PHH CORPORATION Meeting Type: Annual Meeting For holders as of: March 25, 2013 Date: June 12, 2013 Time: 10:00 a.m. EDT Location: PHH Corporation 3000 Leadenhall Road Mt. Laurel, NJ 08054 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 3000 LEADENHALL ROAD MOUNT LAUREL, NJ 08054 M57470-P38144 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: THE NOTICE OF 2013 ANNUAL MEETING PROXY STATEMENT 2012 ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2013 to facilitate timely delivery. M57471-P38144 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends that you vote FOR the following: 1. To elect, if Proposal 2 is approved, the ten director nominees numbered 01 through 10, each to serve for a one-year term until the 2014 annual meeting of stockholders and their respective successors are duly elected and qualified, or until their earlier death, retirement or resignation; or to elect, if Proposal 2 is not approved, the four Class II director nominees numbered 11 through 14, each to serve for a three-year term until the 2016 annual meeting of stockholders and their respective successors are duly elected and qualified, or until their earlier death, retirement or resignation. The Board of Directors recommends you vote FOR the following proposals: 2. To approve the amendment to the Charter of the Company to declassify the Board of Directors as contemplated by the Articles of Amendment. 3. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. If Proposal 2 is Approved: Nominees: 4. To approve an advisory resolution approving the compensation of our named executive officers. 06) Glen A. Messina 07) Charles P. Pizzi 08) James O. Egan 09) Allan Z. Loren 10) Gregory J. Parseghian 01) Jane D. Carlin 02) Thomas P. Gibbons 03) Deborah M. Reif 04) Carroll R. Wetzel, Jr. 05) Jon A. Boscia NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. If Proposal 2 is Not Approved: Nominees: M57472-P38144 11) Jane D. Carlin 12) Thomas P. Gibbons 13) Deborah M. Reif 14) Carroll R. Wetzel, Jr.

M57473-P38144